UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        April 22, 2008

                           CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

          1-16525                                 11-2621692
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   (Commission File Number)               (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is
           intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2008, CVD Equipment Corporation (the "Registrant") entered into a three year Modified and Restated Revolving Credit Agreement (the "Loan Agreement") with Capital One, N.A., successor by merger to North Fork Bank (the "Bank") pursuant to which the Bank has agreed to make revolving loans (the "Loan") to the Registrant of up to $5 million dollars. The Loan Agreement amends and supersedes the Registrant's previous $2 million dollar revolving credit facility with the Bank. The Loan is evidenced by a consolidated and restated revolving line of credit note (the "Revolving Credit Note"), the obligations of which are secured by a first priority lien and security interest in all personal property owned by the Registrant, all of the Registrant's monies, deposits or other sums held by the Bank on deposit and $500,000 dollars of the proceeds of a life insurance policy which is owned by the Registrant and issued on the life of the Registrant's Chief Executive Officer, Leonard A. Rosenbaum.

The Loan will bear interest on the unpaid principal balance thereof from time to time outstanding at a rate per annum to be elected by the Registrant, which shall be equal to either (1) the Effective LIBOR Rate plus 2.00% or (2) the Bank's Prime Rate minus .25%.

The obligation of the Registrant to pay the amounts outstanding under the Loan Agreement may be accelerated upon the occurrence of an "Event of Default" as defined in the Loan Agreement.

The foregoing description of the Loan Agreement and the Revolving Credit Note described above is only a summary and is not intended to be complete description of all of the terms thereof. You are encouraged to read the documents in their entirety. A copy of the same is attached as an exhibit to this Current Report on Form 8-K and the text is hereby incorporated by reference. Certain capitalized terms used herein but not defined shall have the meaning ascribed to them in the Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

10.1 Modified and Restated Revolving Credit Agreement between the Registrant and the Bank.

10.2 Consolidated and Restated Revolving Line of Credit Note.







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



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CVD EQUIPMENT CORPORATION



Date: April 28, 2008               /s/ Leonard A. Rosenbaum
                                   -------------------------------------------
                                   Name:  Leonard A. Rosenbaum
                                   Title: Chairman, President, and
                                          Chief Executive Officer









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